united states
securities and exchange commission
washington, dc 20549

form 8-k

current report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 21, 2008

Money Centers of America, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-49723	23-2929364
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

700 South Henderson Road, Suite 325 King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 354-8888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

On November 21, 2008, Money Centers of America, Inc. (the “Company”) issued a press release announcing that it plans to deregister its common stock and suspend reporting obligations under the Securities Exchange Act of 1934 by filing a Form 15 with the Securities and Exchange Commission on November 24, 2008.

For more information, reference is made to the Company’s press release dated November 21, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

                Exhibit 99.1 – Press Release dated November 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MONEY CENTERS OF AMERICA, INC.

Date: November 21, 2008	By:	/s/ Jason P. Walsh
Jason P. Walsh Chief Financial Officer